UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2011

Retirement Strategies Portfolios
Retirement Strategy 2010 Portfolio
Retirement Strategy 2015 Portfolio
Retirement Strategy 2020 Portfolio
Retirement Strategy 2030 Portfolio
Retirement Strategy 2040 Portfolio
Retirement Strategy 2050 Portfolio

Goldman Sachs Retirement Strategies Portfolios

■	GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	4

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	28

Financial Statements	34

Financial Highlights	42

Notes to Financial Statements	54

Report of Independent Registered Public Accounting Firm	66

Other Information	67

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Principal Investment Strategies and Risks

The Retirement Strategies Portfolios are expected to invest all of their assets in a combination of affiliated underlying core equity, core fixed income, and other diversifier funds (“Underlying Funds”). Because the Portfolios are subject to the Underlying Fund expenses as well as their own expenses, the cost of this type of investment may be higher than a mutual fund that only invests in stocks and bonds. The risk factors to which the Portfolios are subject are proportionate to the amount of assets they allocate to each Underlying Fund. As the Portfolios are further away from their target date, the Portfolios will have a higher allocation to equity investments and will therefore have greater risk exposure to those risks associated with equity investments. As the Portfolios approach (and pass) their individual target date, their asset allocations will shift so that they invest a greater percentage of their assets in underlying fixed income funds. The Portfolios will then be more susceptible to the risks associated with fixed income investments.

Some of the risk factors associated with many of the underlying equity and certain of the other diversifier funds include the volatility of U.S. and non-U.S. equity investments, including Real Estate Investment Trusts (REITs)*; the illiquidity associated with investments in small-capitalization companies; and the political, economic and currency risks of non-U.S. securities, which are particularly significant with respect to equities of issuers located in emerging markets. Some of the risk factors associated with many of the underlying fixed income and certain of the other diversifier funds include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the credit risk and volatility of high yield bonds; the volatility of investments in commodities; the political, economic and currency risks of non-U.S. securities, which are particularly significant with respect to issuers located in emerging markets; and financial risks associated with derivative investments.

Each Portfolio employs an asset allocation strategy designed for investors planning to retire at or around age 65 in approximately the calendar year designated in the Portfolio’s name (target date). Approximately five years after a Portfolio’s target date, the Portfolio expects that it will become part of another mutual fund managed by the Investment Adviser, the Goldman Sachs Income Strategies Portfolio, which has a current target allocation of approximately 60% of total assets in fixed income and 40% of total assets in equity. The principal value of a Portfolio is not guaranteed at any time and a Portfolio may experience losses, including near, at, or after the target date. There is no guarantee that a Portfolio will provide adequate income at and through retirement.

*	A REIT is a corporation or trust that uses the pooled capital of many investors to purchase and manage income property. REITs are traded on major exchanges just like stocks. Source: InvestorWords.com

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

What Differentiates Goldman Sachs’
Approach to Retirement Strategies?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale.

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 110 professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the underlying Goldman Sachs mutual funds in which each Retirement Strategy Portfolio (each, a “Portfolio”) invests. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team
Each Retirement Strategy Portfolio represents a diversified global portfolio on the efficient frontier. Aimed at helping investors reach their retirement goals, each Portfolio is designed to invest within a specified core equity, core fixed income and other diversifying asset class range, becoming more conservative as the Portfolio approaches and passes its target date. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team
For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each Portfolio, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Mutual Fund Portfolio Management Teams
Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the core equity, core fixed income or other diversifying asset classes arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

Enhancements Made to Proprietary Quantitative Model during the One-Year Period Ended August 31, 2011

To construct the Retirement Strategies Portfolios (the “Portfolios”), the Quantitative Investment Strategies (“QIS”) team makes active decisions based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, in order to benefit from changing conditions in global capital markets, the QIS team shifts assets away from the existing allocation (i.e., tactically tilting the Portfolios’ positions in certain asset classes and countries from their strategic, long-term weights).

The QIS team’s Global Tactical Asset Allocation (GTAA) model, which drives the tactical views implemented in the Portfolios, uses financial and economic factors in seeking to capture intuitive fundamental relationships across markets that are grounded in financial theory and have behavioral or economic motivation. The QIS team’s approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and, through proprietary daily risk models, to carefully construct and manage risk in the Portfolios.

During the one-year period ended August 31, 2011, the QIS team enhanced the GTAA model by refining various signals (which are signs indicating that it may be a good time to buy or sell an investment) in its currency, bond and equity strategies. The QIS team believes these enhancements are likely to add value to its process over time.

Katinka Domotorffy, CIO and head of QIS, has decided to retire from the firm at the end of this year. Armen Avanessians will join GSAM as head of our global quantitative business. In this role, he will be responsible for overseeing our quantitative, rules-based and indexing businesses. Armen has been with the firm since 1985 and has extensive experience across a wide variety of quantitative, electronic, rules-based and analytical businesses. Armen joined Goldman Sachs in 1985 as a foreign exchange strategist. He became a partner in 1994 and a member of the Securities Division Executive Committee in 2003. Additionally, Ron Hua joins as a partner to serve as the chief investment officer and head of our quantitative equity alpha business, which will include our research and portfolio management activities.

The Retirement Strategies Portfolios will continue to be managed by Bill Fallon (CIO of Macro Alpha Strategies), Nicholas Chan, and Steve Jeneste.

MARKET REVIEW

Goldman Sachs Retirement Strategies Portfolios

Market Review

Global economic growth slowed during the twelve months ended August 31, 2011 (the “Reporting Period”).

When the Reporting Period began in September 2010, the global economy seemed to have regained momentum after a mid-year slowdown that raised concerns about a double-dip recession. In the U.S., though job creation and the housing market remained weak, the recovery started to broaden beyond the corporate sector with a pickup in consumer demand. Further stimulus — including extensions of tax cuts and jobless benefits and more quantitative easing by the Federal Reserve (the “Fed”) — boosted confidence in the recovery. The Eurozone continued to beat economic expectations, due mainly to Germany’s exceptional performance. Growth in many emerging market countries tended to be far more robust than that of their developed market counterparts. To rein in growth and dampen inflation, the central banks of certain emerging nations, such as China and India, started raising interest rates.

During the first quarter of 2011, U.S. economic data, with the exception of the housing and labor markets, remained relatively strong. However, risks to the global economy proliferated. Political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North African region. Oil prices rose sharply on concerns about potential supply disruptions. In March, Japan was struck by the Tohoku earthquake and tsunami, leading to a nuclear emergency at the Fukushima Daiichi plant. In Europe, as policymakers struggled to avert restructures, Ireland and Portugal joined Greece as recipients of European Union bailouts. In April, the European Central Bank delivered its first interest-rate hike since the financial crisis in response to escalating inflation pressures.

Oil prices started to moderate in April, helped in June by the International Energy Agency’s agreement to release global strategic reserves. Japanese industrial output improved substantially toward the end of the Reporting Period, and the subsequent boost in U.S. manufacturing figures suggested that Japan’s recovery, even at these early stages, was repairing significant gaps in the global supply chain.

In spite of these modest improvements, a number of risks remained. U.S. labor markets had yet to show any consistent strength, and Eurozone policymakers were still working toward a detailed resolution to the peripheral European nations’ severe debt and fiscal problems. Moreover, fiscal pressures mounted in the U.S., where lawmakers disagreed on terms for raising the country’s debt ceiling. Fiscal concerns persisted after the debt ceiling was raised and Standard & Poor’s cut the U.S.’s AAA credit rating to AA+. Weak economic data fueled concerns that the U.S. and Europe could be headed back into recession. In the emerging markets, a number of economies, such as Brazil and Turkey, implemented interest rate cuts in the face of slowing global growth.

Equity Markets

U.S. and international equity indices posted gains during the Reporting Period. The U.S. equity market, as represented by the Standard & Poor’s 500® Index (the “S&P 500 Index”), posted a return of 18.50%. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (net) (“MSCI EAFE Index”), representing non-U.S. equity markets, rose 10.01%. The emerging equity markets, represented by the MSCI Emerging Markets Index (Net), rose 9.07% during the Reporting Period.

MARKET REVIEW

From a capitalization perspective within the U.S. equity market, small-cap stocks performed best, followed rather closely by mid-cap stocks and then large-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum. (All as measured by Russell Investments indices.)

Fixed Income Markets

The fixed income market recorded positive results during the Reporting Period. In the U.S., riskier fixed income assets, especially commercial mortgage-backed securities and high yield corporate bonds, outperformed U.S. Treasuries. The Barclays Capital U.S. Aggregate Bond Index returned 4.62% during the Reporting Period, while the Barclays Capital U.S. High Yield Bond Index (2% Cap) rose 8.32%.

The global fixed income market, as represented by the Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged), was up 8.85% for the Reporting Period. Emerging markets debt, as represented by the JP Morgan EMBI Global Diversified Index, also performed strongly, returning 7.02%. During the Reporting Period, emerging markets debt and local emerging markets debt generally traded in line with less volatile asset classes, helped by the increasingly widespread view that emerging market central banks were well positioned to cut interest rates as needed to cushion the impact of deteriorating global economic growth.

Regional and Sector Preferences

Equities

■ Regional — The Quantitative Investment Strategies (“QIS”) team favored equities versus fixed income during the Reporting Period, largely because of equities’ inexpensive long-term valuations. The QIS team preferred international equities over U.S. equities until the beginning of 2011 when supportive macroeconomic conditions and strong momentum in U.S. stocks led to a shift in preference for U.S. equities over international equities. In the second calendar quarter, because of relatively expensive valuations in the U.S. equity markets, the QIS team grew bearish on U.S. stocks versus international stocks.

The QIS team favored emerging market equities versus developed market equities when the Reporting Period began, becoming relatively neutral at the end of 2010 and then bearish in early 2011 because of expensive valuations, weak momentum and poor investment flows for emerging market equities.

The QIS team implemented its country level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as two of the Portfolios’ Underlying Funds.

■ Style and Size — Among U.S. equities, the Portfolios were overweight U.S. value stocks at the beginning of the Reporting Period because U.S. value stocks appeared relatively inexpensive compared to U.S. growth stocks. However, in the fourth quarter of 2010, the QIS team shifted the Portfolios to a neutral position and then maintained that neutrality through the end of the Reporting Period as strong momentum and inexpensive valuations for value stocks was offset by their lower risk premiums. For the first seven months of the Reporting Period, the Portfolios were overweight small-cap stocks versus large-cap stocks. However, in the second quarter of 2011, as small-cap stocks appeared relatively expensive versus large-cap stocks, the QIS team shifted the Portfolios to an overweighted position in large-cap stocks versus small-cap stocks.

MARKET REVIEW

Fixed Income

When the Reporting Period began, the QIS team preferred international fixed income over U.S. fixed income because of international fixed income’s relatively less expensive valuations and strong short-term momentum. The QIS team moderated this view during the first quarter of 2011 because of the increasingly attractive valuations of U.S. fixed income, growing bullish on U.S. bonds versus international bonds during the second calendar quarter as a result of strong short-term momentum in U.S. bonds. At the beginning of the third quarter of 2011, the QIS team adopted a neutral view because attractive valuations in international bonds were offset by weak momentum. Within U.S. fixed income, the QIS team favored U.S. high yield bonds over investment-grade bonds during the first half of the Reporting Period because of a supportive interest rate environment and strong momentum. As strong momentum was offset by negative investor sentiment, the QIS team became neutral and then bearish on high yield bonds versus investment-grade bonds.

In the second calendar quarter of 2011, the QIS team introduced a new tactical decision within its quantitative model: emerging markets debt versus developed markets debt. To express this view, the QIS team tactically adjusted the Portfolios’ strategic allocations to the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund relative to the Portfolios’ strategic allocation to the Goldman Sachs Global Income Fund. The QIS team views this new decision as a natural extension of its tactical views, leveraging insights across the fixed income and currency research teams. Furthermore, the QIS team believes it will also diversify the Portfolios’ active tactical risk. In the second calendar quarter, the QIS team was bullish on emerging markets debt versus developed markets debt. However, during the third calendar quarter, the QIS team favored developed markets debt over emerging markets debt because of strong momentum, high risk premiums and supportive macroeconomic conditions for developed markets debt.

PORTFOLIO RESULTS

Goldman Sachs Retirement Strategies Portfolios

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Retirement Strategies Portfolios (the “Portfolios”) performance and positioning for the one-year period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Retirement Strategy 2010 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 10.21%, 10.52%, 10.40% and 9.98%, respectively. This compares to the 10.49% average annual total return of the Portfolio’s blended benchmark, which is comprised 25% of the Standard & Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), 50% of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”) and 25% of the MSCI EAFE Index (Net) (“MSCI EAFE Index”), during the same period.*

Goldman Sachs Retirement Strategy 2015 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 10.40%, 10.80%, 10.66% and 10.28%, respectively. This compares to the 11.19% average annual total return of the Portfolio’s blended benchmark, which is comprised 30% of the S&P 500® Index, 40% of the Barclays Capital Index and 30% of the MSCI EAFE Index, during the same period.*

Goldman Sachs Retirement Strategy 2020 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 11.20%, 11.50%, 11.33% and 10.89%, respectively. This compares to the 11.85% average annual total return of the Portfolio’s blended benchmark, which is comprised 34% of the S&P 500® Index, 32% of the Barclays Capital Index and 34% of the MSCI EAFE Index, during the same period.*

Goldman Sachs Retirement Strategy 2030 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 12.32%, 12.66%, 12.26% and 11.98%, respectively. This compares to the 12.77% average annual total return of the Portfolio’s blended benchmark, which is comprised 39% of the S&P 500® Index, 22% of the Barclays Capital Index and 39% the MSCI EAFE Index, during the same period.*

Goldman Sachs Retirement Strategy 2040 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 12.06%, 12.68%, 12.40% and 11.86%, respectively. This compares to the 13.21% average annual total return of the Portfolio’s blended benchmark, which is comprised 42% of the S&P 500® Index, 16% of the Barclays Capital Index and 42% of the MSCI EAFE Index, during the same period.*

Goldman Sachs Retirement Strategy 2050 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 12.35%, 12.77%, 12.48% and 12.08%, respectively. This compares to the 13.66% average annual total return of the Portfolio’s blended benchmark, which is comprised 44% of the S&P 500® Index, 11% of the Barclays Capital Index and 45% of the MSCI EAFE Index, during the same period.*

The components of the Portfolios’ blended benchmarks generated average annual total returns of 18.50%, 4.62% and 10.01% for the S&P 500® Index, the Barclays Capital Index and the MSCI EAFE Index, respectively, during the same period. The differing returns of the Portfolios’ blended benchmarks reflect the varying percentages of the components comprising each blended benchmark.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	Although all six Portfolios generated positive absolute returns during the Reporting Period, each modestly underperformed its respective blended benchmark on a relative basis. Our strategic, long-term asset allocation policy added to the Portfolios’ relative performance, but our quarterly tactical decisions detracted. The performance of the Underlying Funds overall also dampened relative results.

*	The composition of the blended benchmark changes over time based on the Portfolios’ “glide path,” which represents the Portfolios’ expected target strategic allocations over time as each Portfolio approaches and passes its target date.

PORTFOLIO RESULTS

Q	How did Global Tactical Asset Allocation decisions help or hurt the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the implementation of our quarterly tactical views detracted from the performance of all six Portfolios.

Our preference for equities over fixed income generated mixed results. An overweighted position in equities relative to fixed income detracted from the performance of the Goldman Sachs Retirement Strategy 2010 Portfolio, the Goldman Sachs Retirement Strategy 2015 Portfolio and the Goldman Sachs Retirement Strategy 2020 Portfolio, particularly in August 2011. It contributed to the performance of the Goldman Sachs Retirement Strategy 2040 Portfolio and the Goldman Sachs Retirement Strategy 2050 Portfolio. The overweight in equities did not have a meaningful impact on the Goldman Sachs Retirement Strategy 2030 Portfolio.

Within the Portfolios’ equity allocation, an underweighted position in U.S. equities versus international equities hampered the Portfolios’ results with most of the underperformance occurring in the fourth quarter of 2010. Our preference for small-cap stocks over large-cap stocks added to the Portfolios’ results in the fourth calendar quarter of 2010. During the first and second quarters of 2011, the Portfolios’ underweighted position in emerging equities versus developed markets stocks enhanced performance.

In fixed income, the Portfolios’ overweighted position in high yield bonds versus investment-grade bonds contributed slightly to relative returns during the fourth quarter of 2010 and first quarter of 2011. Our other tactical fixed income views did not have meaningful impact on performance.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	During the Reporting Period, the performance of the Underlying Funds overall detracted from the Portfolios’ results. Among underlying equity funds, the Goldman Sachs Strategic Growth Fund and the Goldman Sachs Large Cap Value Fund underperformed most relative to their respective benchmark indices. The Goldman Sachs Structured Small Cap Equity Fund and the Goldman Sachs International Small Cap Fund performed best relative to their respective benchmark indices.

On the fixed income side, the Goldman Sachs High Yield Fund and the Goldman Sachs Local Emerging Markets Debt Fund underperformed most relative to their respective benchmark indices. The Goldman Sachs Core Fixed Income Fund and the Goldman Sachs Inflation Protected Securities Fund performed best relative to their respective benchmark indices during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance return potential and for hedging purposes.

Q	What tactical changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	Although we held a significantly bullish view on equities versus fixed income during most of the Reporting Period, we reduced the Portfolios’ equity overweight near the end of the Reporting Period. We preferred international equities to U.S. equities until the beginning of 2011 when we grew bullish on U.S. stocks. We reversed this view during the second calendar quarter of 2011, favoring international stocks over U.S. stocks.

At the beginning of the Reporting Period, we were bullish on emerging market equities versus developed market equities. We adopted a relatively neutral view on emerging market equities at the end of 2010 and then became bearish in early 2011.

During the fourth quarter of 2010, we shifted the Portfolios from an overweight in value stocks versus growth stocks to a neutral position, which we maintained through the end of the Reporting Period. Although we were bullish on small-cap stocks over large-cap stocks for the first half of the Reporting Period, our view became bearish during the second quarter of 2011 and remained bearish through the end of the Reporting Period.

PORTFOLIO RESULTS

In fixed income, we moderated the Portfolios’ overweight in international fixed income over U.S. fixed income during the first quarter of 2011. We became bullish on U.S. bonds versus international bonds during the second calendar quarter but adopted a neutral view at the beginning of the third calendar quarter. We became slightly bullish on international fixed income versus U.S. fixed income near the end of the Reporting Period. During the first half of the Reporting Period, the Portfolios were overweight U.S. high yield bonds versus investment-grade bonds. We grew generally steadily more bearish, moving the Portfolios first to a neutral position and then to a slight underweight in high yield bonds versus investment-grade bonds.

As mentioned in the Market Review, we introduced during the second quarter of 2011 a new tactical decision within our quantitative model: emerging markets debt versus developed markets debt. During the second calendar quarter of 2011, we were bullish on emerging markets debt versus developed markets debt. However, during the third calendar quarter, we shifted the Portfolios’ to an overweight in developed markets debt versus emerging markets debt.

Q	What was the Portfolios’ tactical view and strategy at the end of the Reporting Period?

A	As of August 31, 2011, we were slightly bearish on fixed income versus equities. Within the U.S. equity market, the Portfolios were neutral value stocks versus growth stocks and slightly negative on small-cap stocks versus large-cap stocks. The Portfolios were overweight international equities relative to U.S. equities. We strongly preferred developed market stocks versus the stocks of emerging nations. In fixed income, we slightly favored international fixed income over U.S. fixed income and developed markets debt over emerging markets debt. At the end of the Reporting Period, we were bearish on high yield bonds relative to investment-grade fixed income.

FUND BASICS

Retirement Strategy 2010 Portfolio
as of August 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Retirement Strategy
September 1, 2010–August 31, 2011	(based on NAV)[1]	2010 Composite Index[2]

Class A	10.21%	10.49%
Institutional	10.52	10.49
Class IR	10.40	10.49
Class R	9.98	10.49

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Retirement Strategy 2010 Composite Index is a composite representation prepared by the Investment Adviser for the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s glide path. The Retirement Strategy 2010 Composite Index is currently comprised of the S&P 500 Index (25%), the Barclays Capital Aggregate Bond Index (50%), and the MSCI EAFE Index (25%). The composition of the Retirement Strategy 2010 Composite Index changes over time based on the Portfolio’s glide path. The Retirement Strategy 2010 Composite Index does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	13.31%	-0.95%	9/5/07
Institutional	20.38	0.93	9/5/07
Class IR	20.12	0.03	11/30/07
Class R	19.68	-0.42	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	2.76%
Institutional	0.85	2.36
Class IR	1.00	2.51
Class R	1.50	3.01

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2010 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	10.21%	–0.88%
Including sales charges	4.15%	–2.27%

Institutional (Commenced September 5, 2007)	10.52%	–0.49%

Class IR (Commenced November 30, 2007)	10.40%	–1.43%

Class R (Commenced November 30, 2007)	9.98%	–1.89%

FUND BASICS

Retirement Strategy 2015 Portfolio
as of August 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Retirement Strategy
September 1, 2010–August 31, 2011	(based on NAV)[1]	2015 Composite Index[2]

Class A	10.40%	11.19%
Institutional	10.80	11.19
Class IR	10.66	11.19
Class R	10.28	11.19

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Retirement Strategy 2015 Composite Index is a composite representation prepared by the Investment Adviser for the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s glide path. The Retirement Strategy 2015 Composite Index is currently comprised of the S&P 500 Index (30%), the Barclays Capital Aggregate Bond Index (40%), and the MSCI EAFE Index (30%). The composition of the Retirement Strategy 2015 Composite Index changes over time based on the Portfolio’s glide path. The Retirement Strategy 2015 Composite Index does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	15.18%	-1.85%	9/5/07
Institutional	22.28	-0.04	9/5/07
Class IR	22.29	-0.88	11/30/07
Class R	21.66	-1.41	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.28%	2.87%
Institutional	0.88	2.47
Class IR	1.03	2.62
Class R	1.53	3.12

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2015 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	10.40%	–2.08%
Including sales charges	4.37%	–3.45%

Institutional (Commenced September 5, 2007)	10.80%	–1.72%

Class IR (Commenced November 30, 2007)	10.66%	–2.64%

Class R (Commenced November 30, 2007)	10.28%	–3.12%

FUND BASICS

Retirement Strategy 2020 Portfolio
as of August 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Retirement Strategy
September 1, 2010–August 31, 2011	(based on NAV)[1]	2020 Composite Index[2]

Class A	11.20%	11.85%
Institutional	11.50	11.85
Class IR	11.33	11.85
Class R	10.89	11.85

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Retirement Strategy 2020 Composite Index is a composite representation prepared by the Investment Adviser for the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s glide path. The Retirement Strategy 2020 Composite Index is currently comprised of the S&P 500 Index (34%), the Barclays Capital Aggregate Bond Index (32%), and the MSCI EAFE Index (34%). The composition of the Retirement Strategy 2020 Composite Index changes over time based on the Portfolio’s glide path. The Retirement Strategy 2020 Composite Index does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	17.43%	-2.52%	9/5/07
Institutional	24.79	-0.65	9/5/07
Class IR	24.46	-1.54	11/30/07
Class R	23.73	-2.05	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	2.66%
Institutional	0.90	2.26
Class IR	1.05	2.41
Class R	1.55	2.91

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2020 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	11.20%	–2.98%
Including sales charges	5.02%	–4.34%

Institutional (Commenced September 5, 2007)	11.50%	–2.60%

Class IR (Commenced November 30, 2007)	11.33%	–3.56%

Class R (Commenced November 30, 2007)	10.89%	–4.02%

FUND BASICS

Retirement Strategy 2030 Portfolio
as of August 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Retirement Strategy
September 1, 2010–August 31, 2011	(based on NAV)[1]	2030 Composite Index[2]

Class A	12.32%	12.77%
Institutional	12.66	12.77
Class IR	12.26	12.77
Class R	11.98	12.77

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Retirement Strategy 2030 Composite Index is a composite representation prepared by the Investment Adviser for the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s glide path. The Retirement Strategy 2030 Composite Index is currently comprised of the S&P 500 Index (39%), the Barclays Capital Aggregate Bond Index (22%), and the MSCI EAFE Index (39%). The composition of the Retirement Strategy 2030 Composite Index changes over time based on the Portfolio’s glide path. The Retirement Strategy 2030 Composite Index does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	20.09%	-3.47%	9/5/07
Institutional	27.61	-1.67	9/5/07
Class IR	27.06	-2.63	11/30/07
Class R	26.77	-3.01	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.32%	2.34%
Institutional	0.92	1.94
Class IR	1.07	2.09
Class R	1.57	2.59

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2030 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	12.32%	–4.18%
Including sales charges	6.15%	–5.53%

Institutional (Commenced September 5, 2007)	12.66%	–3.83%

Class IR (Commenced November 30, 2007)	12.26%	–4.84%

Class R (Commenced November 30, 2007)	11.98%	–5.23%

FUND BASICS

Retirement Strategy 2040 Portfolio
as of August 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Retirement Strategy
September 1, 2010–August 31, 2011	(based on NAV)[1]	2040 Composite Index[2]

Class A	12.06%	13.21%
Institutional	12.68	13.21
Class IR	12.40	13.21
Class R	11.86	13.21

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Retirement Strategy 2040 Composite Index is a composite representation prepared by the Investment Adviser for the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s glide path. The Retirement Strategy 2040 Composite Index is currently comprised of the S&P 500 Index (42%), the Barclays Capital Aggregate Bond Index (16%), and the MSCI EAFE Index (42%). The composition of the Retirement Strategy 2040 Composite Index changes over time based on the Portfolio’s glide path. The Retirement Strategy 2040 Composite Index does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	21.22%	-3.85%	9/5/07
Institutional	28.78	-2.02	9/5/07
Class IR	28.33	-2.95	11/30/07
Class R	27.79	-3.38	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.34%	2.86%
Institutional	0.94	2.46
Class IR	1.09	2.61
Class R	1.59	3.11

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2040 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	12.06%	–4.73%
Including sales charges	5.86%	–6.06%

Institutional (Commenced September 5, 2007)	12.68%	–4.34%

Class IR (Commenced November 30, 2007)	12.40%	–5.32%

Class R (Commenced November 30, 2007)	11.86%	–5.78%

FUND BASICS

Retirement Strategy 2050 Portfolio
as of August 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Retirement Strategy
September 1, 2010-August 31, 2011	(based on NAV)[1]	2050 Composite Index[2]

Class A	12.35%	13.66%
Institutional	12.77	13.66
Class IR	12.48	13.66
Class R	12.08	13.66

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Retirement Strategy 2050 Composite Index is a composite representation prepared by the Investment Adviser for the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s glide path. The Retirement Strategy 2050 Composite Index is currently comprised of the S&P 500 Index (44%), the Barclays Capital Aggregate Bond Index (11%), and the MSCI EAFE Index (45%). The composition of the Retirement Strategy 2050 Composite Index changes over time based on the Portfolio’s glide path. The Retirement Strategy 2050 Composite Index does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS [3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	21.59%	-4.22%	9/5/07
Institutional	29.20	-2.42	9/5/07
Class IR	28.91	-3.34	11/30/07
Class R	28.50	-3.82	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.34%	3.35%
Institutional	0.94	2.95
Class IR	1.09	3.10
Class R	1.59	3.60

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2050 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	12.35%	–5.14%
Including sales charges	6.23%	–6.47%

Institutional (Commenced September 5, 2007)	12.77%	–4.77%

Class IR (Commenced November 30, 2007)	12.48%	–5.77%

Class R (Commenced November 30, 2007)	12.08%	–6.26%

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Schedule of Investments
August 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.8%
Underlying Core Equity Funds – 41.1%
123,422	Goldman Sachs Structured International Equity Fund — 21.1%	$1,170,036
28,490	Goldman Sachs Structured Large Cap Growth Fund — 6.4%	356,120
34,715	Goldman Sachs Structured Large Cap Value Fund — 6.2%	344,026
14,722	Goldman Sachs Strategic Growth Fund — 2.7%	149,280
13,341	Goldman Sachs Large Cap Value Fund — 2.6%	144,345
9,610	Goldman Sachs Structured Small Cap Equity Fund — 2.1%	117,431

		2,281,238

Underlying Core Fixed Income Funds – 39.0%
91,980	Goldman Sachs Inflation Protected Securities Fund — 19.4%	1,075,251
45,073	Goldman Sachs Global Income Fund — 10.5%	584,140
49,066	Goldman Sachs Core Fixed Income Fund — 9.1%	501,942

		2,161,333

Underlying Other Diversifier Funds – 20.7%
45,101	Goldman Sachs Commodity Strategy Fund — 5.1%	281,884
30,392	Goldman Sachs Absolute Return Tracker Fund — 5.0%	278,697
17,660	Goldman Sachs Structured International Small Cap Fund — 2.7%	147,817
11,414	Goldman Sachs Structured Emerging Markets Equity Fund — 1.8%	98,732
6,097	Goldman Sachs Real Estate Securities Fund — 1.4%	80,780
13,220	Goldman Sachs International Real Estate Securities Fund — 1.4%	76,015
9,497	Goldman Sachs High Yield Fund — 1.2%	65,907
4,643	Goldman Sachs Emerging Markets Debt Fund — 1.1%	59,437
5,846	Goldman Sachs Local Emerging Markets Debt Fund — 1.0%	57,755

		1,147,024

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.8%
(Cost $5,597,392)		$5,589,595

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(44,634)

NET ASSETS – 100.0%		$5,544,961

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Schedule of Investments
August 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.5%
Underlying Core Equity Funds – 49.5%
202,199	Goldman Sachs Structured International Equity Fund — 25.0%	$1,916,843
48,818	Goldman Sachs Structured Large Cap Growth Fund — 8.0%	610,219
59,444	Goldman Sachs Structured Large Cap Value Fund — 7.7%	589,090
25,337	Goldman Sachs Strategic Growth Fund — 3.3%	256,915
22,990	Goldman Sachs Large Cap Value Fund — 3.2%	248,750
14,441	Goldman Sachs Structured Small Cap Equity Fund — 2.3%	176,467

		3,798,284

Underlying Core Fixed Income Funds – 29.5%
96,492	Goldman Sachs Inflation Protected Securities Fund — 14.7%	1,127,991
50,938	Goldman Sachs Global Income Fund — 8.6%	660,162
46,818	Goldman Sachs Core Fixed Income Fund — 6.2%	478,946

		2,267,099

Underlying Other Diversifier Funds – 21.5%
68,778	Goldman Sachs Commodity Strategy Fund — 5.6%	429,860
41,718	Goldman Sachs Absolute Return Tracker Fund — 5.0%	382,556
25,934	Goldman Sachs Structured International Small Cap Fund — 2.8%	217,065
18,959	Goldman Sachs Structured Emerging Markets Equity Fund — 2.1%	163,992
8,434	Goldman Sachs Real Estate Securities Fund — 1.5%	111,746
18,483	Goldman Sachs International Real Estate Securities Fund — 1.4%	106,278
6,473	Goldman Sachs Emerging Markets Debt Fund — 1.1%	82,857
8,142	Goldman Sachs Local Emerging Markets Debt Fund — 1.1%	80,447
10,404	Goldman Sachs High Yield Fund — 0.9%	72,203

		1,647,004

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.5%
(Cost $7,580,832)		$7,712,387

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(39,233)

NET ASSETS – 100.0%		$7,673,154

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Schedule of Investments
August 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%
Underlying Core Equity Funds – 56.6%
381,166	Goldman Sachs Structured International Equity Fund — 28.2%	$3,613,458
95,087	Goldman Sachs Structured Large Cap Growth Fund — 9.3%	1,188,593
115,946	Goldman Sachs Structured Large Cap Value Fund — 9.0%	1,149,023
49,383	Goldman Sachs Strategic Growth Fund — 3.9%	500,740
44,695	Goldman Sachs Large Cap Value Fund — 3.8%	483,603
25,512	Goldman Sachs Structured Small Cap Equity Fund — 2.4%	311,752

		7,247,169

Underlying Core Fixed Income Funds – 21.6%
117,924	Goldman Sachs Inflation Protected Securities Fund — 10.7%	1,378,532
65,960	Goldman Sachs Global Income Fund — 6.7%	854,837
52,572	Goldman Sachs Core Fixed Income Fund — 4.2%	537,808

		2,771,177

Underlying Other Diversifier Funds – 22.1%
124,723	Goldman Sachs Commodity Strategy Fund — 6.1%	779,516
63,658	Goldman Sachs Absolute Return Tracker Fund — 4.6%	583,746
45,542	Goldman Sachs Structured International Small Cap Fund — 3.0%	381,188
36,116	Goldman Sachs Structured Emerging Markets Equity Fund — 2.4%	312,403
14,211	Goldman Sachs Real Estate Securities Fund — 1.5%	188,291
31,335	Goldman Sachs International Real Estate Securities Fund — 1.4%	180,176
11,077	Goldman Sachs Emerging Markets Debt Fund — 1.1%	141,789
13,948	Goldman Sachs Local Emerging Markets Debt Fund — 1.1%	137,807
17,291	Goldman Sachs High Yield Fund — 0.9%	119,998

		2,824,914

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $12,535,717)		$12,843,260

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(43,357)

NET ASSETS – 100.0%		$12,799,903

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Schedule of Investments
August 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%
Underlying Core Equity Funds – 66.6%
829,482	Goldman Sachs Structured International Equity Fund — 32.2%	$7,863,490
222,758	Goldman Sachs Structured Large Cap Growth Fund — 11.4%	2,784,481
271,402	Goldman Sachs Structured Large Cap Value Fund — 11.0%	2,689,594
115,684	Goldman Sachs Strategic Growth Fund — 4.8%	1,173,031
104,785	Goldman Sachs Large Cap Value Fund — 4.6%	1,133,769
52,336	Goldman Sachs Structured Small Cap Equity Fund — 2.6%	639,552

		16,283,917

Underlying Core Fixed Income Funds – 11.4%
118,949	Goldman Sachs Inflation Protected Securities Fund — 5.7%	1,390,514
70,140	Goldman Sachs Global Income Fund — 3.7%	909,018
48,498	Goldman Sachs Core Fixed Income Fund — 2.0%	496,133

		2,795,665

Underlying Other Diversifier Funds – 22.2%
255,967	Goldman Sachs Commodity Strategy Fund — 6.5%	1,599,797
104,863	Goldman Sachs Absolute Return Tracker Fund — 3.9%	961,597
92,170	Goldman Sachs Structured International Small Cap Fund — 3.2%	771,462
82,040	Goldman Sachs Structured Emerging Markets Equity Fund — 2.9%	709,644
33,936	Goldman Sachs Real Estate Securities Fund — 1.8%	449,647
74,528	Goldman Sachs International Real Estate Securities Fund — 1.8%	428,535
14,222	Goldman Sachs Emerging Markets Debt Fund — 0.8%	182,037
17,834	Goldman Sachs Local Emerging Markets Debt Fund — 0.7%	176,199
21,757	Goldman Sachs High Yield Fund — 0.6%	150,991

		5,429,909

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $23,283,306)		$24,509,491

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(41,133)

NET ASSETS – 100.0%		$24,468,358

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Schedule of Investments
August 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%
Underlying Core Equity Funds – 71.3%
436,680	Goldman Sachs Structured International Equity Fund — 33.8%	$4,139,724
121,936	Goldman Sachs Structured Large Cap Growth Fund — 12.5%	1,524,196
148,793	Goldman Sachs Structured Large Cap Value Fund — 12.0%	1,474,541
63,294	Goldman Sachs Strategic Growth Fund — 5.2%	641,802
57,415	Goldman Sachs Large Cap Value Fund — 5.1%	621,233
26,924	Goldman Sachs Structured Small Cap Equity Fund — 2.7%	329,017

		8,730,513

Underlying Core Fixed Income Funds – 6.8%
41,130	Goldman Sachs Global Income Fund — 4.4%	533,046
28,360	Goldman Sachs Core Fixed Income Fund — 2.4%	290,125

		823,171

Underlying Other Diversifier Funds – 22.1%
130,790	Goldman Sachs Commodity Strategy Fund — 6.7%	817,437
49,032	Goldman Sachs Absolute Return Tracker Fund — 3.7%	449,627
47,323	Goldman Sachs Structured International Small Cap Fund — 3.2%	396,095
44,359	Goldman Sachs Structured Emerging Markets Equity Fund — 3.1%	383,702
19,716	Goldman Sachs Real Estate Securities Fund — 2.1%	261,241
43,382	Goldman Sachs International Real Estate Securities Fund — 2.1%	249,448
4,162	Goldman Sachs Emerging Markets Debt Fund — 0.4%	53,271
5,189	Goldman Sachs Local Emerging Markets Debt Fund — 0.4%	51,270
6,381	Goldman Sachs High Yield Fund — 0.4%	44,285

		2,706,376

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $11,705,529)		$12,260,060

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(19,030)

NET ASSETS – 100.0%		$12,241,030

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Schedule of Investments
August 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.7%
Underlying Core Equity Funds – 76.2%
205,143	Goldman Sachs Structured International Equity Fund — 35.5%	$1,944,757
59,465	Goldman Sachs Structured Large Cap Growth Fund — 13.6%	743,311
72,598	Goldman Sachs Structured Large Cap Value Fund — 13.1%	719,444
30,784	Goldman Sachs Strategic Growth Fund — 5.7%	312,150
27,950	Goldman Sachs Large Cap Value Fund — 5.5%	302,419
12,438	Goldman Sachs Structured Small Cap Equity Fund — 2.8%	151,998

		4,174,079

Underlying Core Fixed Income Funds – 2.2%
6,183	Goldman Sachs Global Income Fund — 1.4%	80,133
4,273	Goldman Sachs Core Fixed Income Fund — 0.8%	43,713

		123,846

Underlying Other Diversifier Funds – 22.3%
60,682	Goldman Sachs Commodity Strategy Fund — 6.9%	379,262
20,803	Goldman Sachs Absolute Return Tracker Fund — 3.5%	190,762
21,356	Goldman Sachs Structured Emerging Markets Equity Fund — 3.4%	184,732
21,832	Goldman Sachs Structured International Small Cap Fund — 3.3%	182,732
10,080	Goldman Sachs Real Estate Securities Fund — 2.4%	133,566
22,064	Goldman Sachs International Real Estate Securities Fund — 2.3%	126,869
638	Goldman Sachs Emerging Markets Debt Fund — 0.2%	8,170
779	Goldman Sachs Local Emerging Markets Debt Fund — 0.2%	7,699
932	Goldman Sachs High Yield Fund — 0.1%	6,468

		1,220,260

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.7%
(Cost $5,534,848)		$5,518,185

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(39,506)

NET ASSETS – 100.0%		$5,478,679

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Assets and Liabilities
August 31, 2011

Retirement
Strategy 2010
Portfolio
Assets:

Investments in Affiliated Underlying Funds, at value (identified cost $5,597,392, $7,580,832, $12,535,717, $23,283,306, $11,705,529 and $5,534,848, respectively)	$5,589,595
Cash	1,483
Receivables:
Reimbursement from investment adviser	13,794
Dividends	6,934
Portfolio shares sold	133
Other assets	66

Total assets	5,612,005

Liabilities:

Payables:
Investment securities purchased	6,934
Amounts owed to affiliates	2,825
Portfolio shares redeemed	—
Accrued expenses	57,285

Total liabilities	67,044

Net Assets:

Paid-in capital	6,527,803
Accumulated undistributed net investment income	65,843
Accumulated net realized loss from investment transactions	(1,040,888)
Net unrealized gain (loss) on investments	(7,797)

NET ASSETS	$5,544,961

Net Assets:
Class A	$4,488,375
Institutional	58,794
Class IR	9,480
Class R	988,312

Total Net Assets	$5,544,961

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	530,547
Institutional	6,913
Class IR	1,116
Class R	117,125

Net asset value, offering and redemption price per share:(a)
Class A	$8.46
Institutional	8.51
Class IR	8.49
Class R	8.44

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 and Retirement Strategy 2050 Portfolios is $8.95, $8.46, $8.19, $7.80, $7.56 and $7.48, respectively.

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$7,712,387	$12,843,260	$24,509,491	$12,260,060	$5,518,185
3,749	7,682	9,724	34,712	2,417

14,768	18,248	22,562	17,288	15,449
6,024	7,847	8,173	1,177	203
11,772	1,974	10,437	27,385	7,728
67	84	112	77	63

7,748,767	12,879,095	24,560,499	12,340,699	5,544,045

6,024	15,530	17,896	35,889	203
2,985	5,409	9,495	5,021	2,181
9,323	—	5,666	1,109	4,991
57,281	58,253	59,084	57,650	57,991

75,613	79,192	92,141	99,669	65,366

9,124,445	13,885,693	25,201,613	13,851,429	7,475,202
56,568	57,320	44,761	35,544	108,669
(1,639,414)	(1,450,653)	(2,004,201)	(2,200,474)	(2,088,529)
131,555	307,543	1,226,185	554,531	(16,663)

$7,673,154	$12,799,903	$24,468,358	$12,241,030	$5,478,679

$4,442,006	$10,220,920	$17,571,639	$9,767,262	$4,022,315
1,703,893	1,503,501	5,456,944	1,820,615	1,264,726
9,686	186,739	14,818	8,146	7,998
1,517,569	888,743	1,424,957	645,007	183,640

$7,673,154	$12,799,903	$24,468,358	$12,241,030	$5,478,679

555,893	1,321,271	2,384,529	1,367,320	569,204
212,126	192,884	736,141	253,098	177,664
1,207	24,023	2,009	1,136	1,126
191,194	115,343	193,956	90,531	25,974

$7.99	$7.74	$7.37	$7.14	$7.07
8.03	7.79	7.41	7.19	7.12
8.02	7.77	7.38	7.17	7.10
7.94	7.71	7.35	7.12	7.07

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Operations
For the Fiscal Year Ended August 31, 2011

Retirement
Strategy 2010
Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$321,663

Expenses:

Professional fees	72,121
Custody and accounting fees	42,061
Registration fees	29,776
Printing and mailing costs	25,256
Distribution and Service fees(a)	21,599
Management fees	16,680
Trustee fees	16,053
Transfer Agent fees(a)	15,060
Other	7,234

Total expenses	245,840

Less — expense reductions	(196,504)

Net expenses	49,336

NET INVESTMENT INCOME	272,327

Realized and unrealized gain (loss) from investment transactions:

Capital gain distributions from Affiliated Underlying Funds	105,913
Net realized gain from Affiliated Underlying Funds	1,812,240
Net change in unrealized gain (loss) on Affiliated Underlying Funds	(616,207)

Net realized and unrealized gain from investment transactions	1,301,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,574,273

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Portfolio	Class A	Class R	Class A	Institutional	Class IR	Class R
Retirement Strategy 2010	$13,726	$7,873	$10,432	$1,618	$18	$2,992
Retirement Strategy 2015	12,291	4,590	9,342	2,062	18	1,744
Retirement Strategy 2020	27,587	4,065	20,966	1,785	340	1,545
Retirement Strategy 2030	45,706	7,595	34,737	2,527	69	2,886
Retirement Strategy 2040	24,622	3,162	18,713	1,726	18	1,202
Retirement Strategy 2050	10,160	992	7,722	2,408	16	377

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$311,526	$441,349	$646,532	$364,740	$264,249

72,121	72,121	72,121	72,121	72,121
42,089	48,157	48,769	46,674	45,472
29,038	29,973	32,468	30,414	29,118
24,875	27,952	32,632	26,942	24,837
16,881	31,652	53,301	27,784	11,152
16,498	24,735	39,234	22,209	15,435
16,052	16,065	16,088	16,061	16,051
13,166	24,636	40,219	21,659	10,523
7,226	7,322	7,194	7,281	6,894

237,946	282,613	342,026	271,145	231,603

(195,360)	(207,527)	(218,688)	(204,825)	(198,198)

42,586	75,086	123,338	66,320	33,405

268,940	366,263	523,194	298,420	230,844

79,611	82,802	63,750	4,299	2,570
1,811,126	2,092,323	1,596,718	1,562,427	1,458,544
(596,445)	(435,355)	548,745	(2,296)	54,049

1,294,292	1,739,770	2,209,213	1,564,430	1,515,163

$1,563,232	$2,106,033	$2,732,407	$1,862,850	$1,746,007

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets

	Retirement Strategy 2010 Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

From operations:

Net investment income	$272,327	$343,736
Net realized gain (loss) from investment transactions and capital gain distributions from Affiliated Underlying Funds	1,918,153	(154,123)
Net change in unrealized gain (loss) on investment transactions from Affiliated Underlying Funds	(616,207)	608,254

Net increase in net assets resulting from operations	1,574,273	797,867

Distributions to shareholders:

From net investment income
Class A Shares	(169,854)	(167,074)
Institutional Shares	(172,543)	(273,641)
Class IR Shares	(312)	(255)
Class R Shares	(64,179)	(217)
From net realized gains
Class A Shares	—	(511)
Institutional Shares	—	(754)
Class IR Shares	—	(1)
Class R Shares	—	(1)

Total distributions to shareholders	(406,888)	(442,454)

From share transactions:

Proceeds from sales of shares	3,337,941	4,492,766
Reinvestment of distributions	406,210	440,896
Cost of shares redeemed	(11,233,105)	(6,833,914)

Net decrease in net assets resulting from share transactions	(7,488,954)	(1,900,252)

TOTAL DECREASE	(6,321,569)	(1,544,839)

Net assets:

Beginning of year	11,866,530	13,411,369

End of year	$5,544,961	$11,866,530

Accumulated undistributed net investment income	$65,843	$103,328

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2015 Portfolio		Retirement Strategy 2020 Portfolio
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

$268,940	$326,582	$366,263	$367,262
1,890,737	(1,694,640)	2,175,125	(947,692)
(596,445)	2,055,822	(435,355)	1,200,250

1,563,232	687,764	2,106,033	619,820

(141,662)	(136,021)	(280,175)	(248,560)
(201,695)	(289,801)	(157,850)	(276,203)
(275)	(239)	(5,051)	(247)
(28,143)	(842)	(21,884)	(2,289)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(371,775)	(426,903)	(464,960)	(527,299)

3,335,907	2,766,367	5,849,209	6,286,890
370,303	426,903	464,562	527,299
(7,889,878)	(6,041,445)	(9,734,431)	(7,791,763)

(4,183,668)	(2,848,175)	(3,420,660)	(977,574)

(2,992,211)	(2,587,314)	(1,779,587)	(885,053)

10,665,365	13,252,679	14,579,490	15,464,543

$7,673,154	$10,665,365	$12,799,903	$14,579,490

$56,568	$86,008	$57,320	$79,922

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Retirement Strategy 2030 Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

From operations:

Net investment income	$523,194	$484,914
Net realized gain (loss) from investment transactions and capital gain distributions from Affiliated Underlying Funds	1,660,468	(576,560)
Net change in unrealized gain (loss) on investment transactions from Affiliated Underlying Funds	548,745	738,136

Net increase in net assets resulting from operations	2,732,407	646,490

Distributions to shareholders:

From net investment income
Class A Shares	(400,680)	(327,021)
Institutional Shares	(168,089)	(207,054)
Class IR Shares	(1,562)	(175)
Class R Shares	(34,327)	(12,764)

Total distributions to shareholders	(604,658)	(547,014)

From share transactions:

Proceeds from sales of shares	10,817,313	9,572,195
Reinvestment of distributions	602,424	547,014
Cost of shares redeemed	(8,823,680)	(11,462,798)

Net increase (decrease) in net assets resulting from share transactions	2,596,057	(1,343,589)

TOTAL INCREASE (DECREASE)	4,723,806	(1,244,113)

Net assets:

Beginning of year	19,744,552	20,988,665

End of year	$24,468,358	$19,744,552

Accumulated undistributed net investment income	$44,761	$67,483

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2040 Portfolio		Retirement Strategy 2050 Portfolio
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

$298,420	$302,306	$230,844	$205,101

1,566,726	(1,668,218)	1,461,114	(2,166,824)

(2,296)	1,790,231	54,049	2,107,719

1,862,850	424,319	1,746,007	145,996

(175,415)	(179,030)	(79,043)	(54,568)
(112,649)	(211,378)	(168,453)	(172,324)
(189)	(193)	(180)	(158)
(11,758)	(5,401)	(2,978)	(227)

(300,011)	(396,002)	(250,654)	(227,277)

6,109,658	5,216,591	3,243,243	2,575,477
299,944	395,688	250,522	227,277
(7,515,711)	(7,810,963)	(8,728,879)	(2,952,052)

(1,106,109)	(2,198,684)	(5,235,114)	(149,298)

456,730	(2,170,367)	(3,739,761)	(230,579)

11,784,300	13,954,667	9,218,440	9,449,019

$12,241,030	$11,784,300	$5,478,679	$9,218,440

$35,544	$33,961	$108,669	$127,063

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$7.91	$0.19	(d)	$0.62	$0.81	$(0.26)	$—	$(0.26)
2011 - Institutional	7.97	0.25	(d)	0.59	0.84	(0.30)	—	(0.30)
2011 - IR	7.95	0.21	(d)	0.62	0.83	(0.29)	—	(0.29)
2011 - R	7.93	0.20	(d)	0.59	0.79	(0.28)	—	(0.28)

2010 - A	7.69	0.17	(d)	0.28	0.45	(0.23)	— (e)	(0.23)
2010 - Institutional	7.74	0.24	(d)	0.24	0.48	(0.25)	— (e)	(0.25)
2010 - IR	7.72	0.20	(d)	0.27	0.47	(0.24)	— (e)	(0.24)
2010 - R	7.71	0.07	(d)	0.36	0.43	(0.21)	— (e)	(0.21)

2009 - A	9.03	0.26	(d)	(1.29)	(1.03)	(0.24)	(0.07)	(0.31)
2009 - Institutional	9.06	0.28	(d)	(1.28)	(1.00)	(0.25)	(0.07)	(0.32)
2009 - IR	9.04	0.27	(d)	(1.28)	(1.01)	(0.24)	(0.07)	(0.31)
2009 - R	9.01	0.24	(d)	(1.28)	(1.04)	(0.19)	(0.07)	(0.26)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.01)	(0.71)	(0.20)	(0.06)	(0.26)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.32		(0.98)	(0.66)	(0.22)	(0.06)	(0.28)
2008 - IR (Commenced November 30, 2007)	10.28	0.32		(1.28)	(0.96)	(0.22)	(0.06)	(0.28)
2008 - R (Commenced November 30, 2007)	10.28	0.31		(1.31)	(1.00)	(0.21)	(0.06)	(0.27)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)	rate

$8.46	10.21%	$4,488	0.55%		2.32%		2.24%	57%
8.51	10.52	59	0.15		1.92		2.81	57
8.49	10.40	9	0.30		2.07		2.44	57
8.44	9.98	988	0.80		2.57		2.25	57

7.91	5.85	6,901	0.55		2.06		2.06	60
7.97	6.28	4,558	0.15		1.66		2.90	60
7.95	6.16	9	0.30		1.81		2.43	60
7.93	5.56	399	0.80		2.31		0.86	60

7.69	(10.77)	5,065	0.55		3.16		3.91	54
7.74	(10.38)	8,330	0.15		2.76		4.13	54
7.72	(10.59)	8	0.30		2.91		3.97	54
7.71	(10.98)	8	0.80		3.41		3.50	54

9.03	(7.27)	1,604	0.55	(f)	3.54	(f)	2.59 (f)	41
9.06	(6.85)	9,296	0.15	(f)	3.14	(f)	2.74 (f)	41
9.04	(9.58)	9	0.30	(f)	3.29	(f)	2.37 (f)	41
9.01	(9.92)	9	0.80	(f)	3.79	(f)	2.30 (f)	41

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$7.44	$0.18	(d)	$0.60	$0.78	$(0.23)	$—	$(0.23)
2011 - Institutional	7.48	0.23	(d)	0.58	0.81	(0.26)	—	(0.26)
2011 - IR	7.47	0.19	(d)	0.61	0.80	(0.25)	—	(0.25)
2011 - R	7.42	0.16	(d)	0.61	0.77	(0.25)	—	(0.25)

2010 - A	7.29	0.15	(d)	0.21	0.36	(0.21)	—	(0.21)
2010 - Institutional	7.33	0.21	(d)	0.17	0.38	(0.23)	—	(0.23)
2010 - IR	7.31	0.18	(d)	0.20	0.38	(0.22)	—	(0.22)
2010 - R	7.30	0.08	(d)	0.25	0.33	(0.21)	—	(0.21)

2009 - A	8.86	0.23	(d)	(1.45)	(1.22)	(0.21)	(0.14)	(0.35)
2009 - Institutional	8.89	0.26	(d)	(1.46)	(1.20)	(0.22)	(0.14)	(0.36)
2009 - IR	8.87	0.25	(d)	(1.46)	(1.21)	(0.21)	(0.14)	(0.35)
2009 - R	8.84	0.21	(d)	(1.44)	(1.23)	(0.17)	(0.14)	(0.31)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.16)	(0.86)	(0.22)	(0.06)	(0.28)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.32		(1.13)	(0.81)	(0.24)	(0.06)	(0.30)
2008 - IR (Commenced November 30, 2007)	10.26	0.31		(1.40)	(1.09)	(0.24)	(0.06)	(0.30)
2008 - R (Commenced November 30, 2007)	10.26	0.31		(1.44)	(1.13)	(0.23)	(0.06)	(0.29)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)	rate

$7.99	10.40%	$4,442	0.55%		2.33%		2.16%	57%
8.03	10.80	1,704	0.15		1.93		2.81	57
8.02	10.66	10	0.30		2.08		2.33	57
7.94	10.28	1,518	0.80		2.58		1.91	57

7.44	4.94	5,153	0.55		2.14		2.02	49
7.48	5.23	5,361	0.15		1.74		2.79	49
7.47	5.25	8	0.30		1.89		2.34	49
7.42	4.55	143	0.80		2.39		1.12	49

7.29	(12.96)	4,287	0.55		3.23		3.58	39
7.33	(12.64)	8,946	0.15		2.83		3.95	39
7.31	(12.85)	8	0.30		2.98		3.81	39
7.30	(13.25)	12	0.80		3.48		3.30	39

8.86	(8.80)	1,741	0.55	(e)	3.57	(e)	2.27 (e)	34
8.89	(8.38)	9,855	0.15	(e)	3.17	(e)	2.60 (e)	34
8.87	(10.90)	9	0.30	(e)	3.32	(e)	2.79 (e)	34
8.84	(11.24)	9	0.80	(e)	3.82	(e)	2.25 (e)	34

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$7.14	$0.16	(d)	$0.65	$0.81	$(0.21)	$—	$(0.21)
2011 - Institutional	7.19	0.23	(d)	0.60	0.83	(0.23)	—	(0.23)
2011 - IR	7.18	0.18	(d)	0.64	0.82	(0.23)	—	(0.23)
2011 - R	7.14	0.15	(d)	0.63	0.78	(0.21)	—	(0.21)

2010 - A	7.06	0.14	(d)	0.16	0.30	(0.22)	—	(0.22)
2010 - Institutional	7.10	0.21	(d)	0.12	0.33	(0.24)	—	(0.24)
2010 - IR	7.09	0.09	(d)	0.23	0.32	(0.23)	—	(0.23)
2010 - R	7.08	0.09	(d)	0.20	0.29	(0.23)	—	(0.23)

2009 - A	8.74	0.19	(d)	(1.57)	(1.38)	(0.15)	(0.15)	(0.30)
2009 - Institutional	8.77	0.23	(d)	(1.58)	(1.35)	(0.17)	(0.15)	(0.32)
2009 - IR	8.75	0.22	(d)	(1.58)	(1.36)	(0.15)	(0.15)	(0.30)
2009 - R	8.72	0.13	(d)	(1.51)	(1.38)	(0.11)	(0.15)	(0.26)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.27)	(0.97)	(0.23)	(0.06)	(0.29)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.31		(1.24)	(0.93)	(0.24)	(0.06)	(0.30)
2008 - IR (Commenced November 30, 2007)	10.25	0.31		(1.51)	(1.20)	(0.24)	(0.06)	(0.30)
2008 - R (Commenced November 30, 2007)	10.25	0.30		(1.53)	(1.23)	(0.24)	(0.06)	(0.30)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)	rate

$7.74	11.20%	$10,221	0.55%		1.81%		2.01%	59%
7.79	11.50	1,504	0.15		1.41		2.81	59
7.77	11.33	187	0.30		1.56		2.22	59
7.71	10.89	889	0.80		2.06		1.81	59

7.14	4.21	9,999	0.55		1.91		1.95	64
7.19	4.66	4,270	0.15		1.51		2.82	64
7.18	4.53	100	0.30		1.66		1.22	64
7.14	3.98	210	0.80		2.16		1.16	64

7.06	(15.06)	7,658	0.55		3.00		3.04	45
7.10	(14.69)	7,744	0.15		2.60		3.73	45
7.09	(14.80)	8	0.30		2.75		3.58	45
7.08	(15.21)	55	0.80		3.25		1.98	45

8.74	(9.94)	3,049	0.55	(e)	3.47	(e)	2.06 (e)	33
8.77	(9.56)	9,040	0.15	(e)	3.07	(e)	2.48 (e)	33
8.75	(11.97)	9	0.30	(e)	3.22	(e)	2.68 (e)	33
8.72	(12.31)	9	0.80	(e)	3.72	(e)	2.17 (e)	33

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$6.71	$0.15	(d)	$0.68	$0.83	$(0.17)	$—	$(0.17)
2011 - Institutional	6.75	0.19	(d)	0.67	0.86	(0.20)	—	(0.20)
2011 - IR	6.74	0.26	(d)	0.57	0.83	(0.19)	—	(0.19)
2011 - R	6.71	0.13	(d)	0.68	0.81	(0.17)	—	(0.17)

2010 - A	6.65	0.13	(d)	0.08	0.21	(0.15)	—	(0.15)
2010 - Institutional	6.68	0.21	(d)	0.03	0.24	(0.17)	—	(0.17)
2010 - IR	6.67	0.07	(d)	0.16	0.23	(0.16)	—	(0.16)
2010 - R	6.66	0.10	(d)	0.11	0.21	(0.16)	—	(0.16)

2009 - A	8.53	0.14	(d)	(1.69)	(1.55)	(0.18)	(0.15)	(0.33)
2009 - Institutional	8.55	0.20	(d)	(1.73)	(1.53)	(0.19)	(0.15)	(0.34)
2009 - IR	8.53	0.20	(d)	(1.73)	(1.53)	(0.18)	(0.15)	(0.33)
2009 - R	8.50	0.02	(d)	(1.57)	(1.55)	(0.14)	(0.15)	(0.29)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.45)	(1.16)	(0.24)	(0.07)	(0.31)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.43)	(1.13)	(0.25)	(0.07)	(0.32)
2008 - IR (Commenced November 30, 2007)	10.22	0.30		(1.67)	(1.37)	(0.25)	(0.07)	(0.32)
2008 - R (Commenced November 30, 2007)	10.22	0.29		(1.69)	(1.40)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)	rate

$7.37	12.32%	$17,572	0.55%		1.39%		1.89%	53%
7.41	12.66	5,457	0.15		0.99		2.39	53
7.38	12.26	15	0.30		1.14		3.40	53
7.35	11.98	1,425	0.80		1.64		1.72	53

6.71	3.14	15,923	0.55		1.57		1.92	67
6.75	3.57	2,941	0.15		1.17		2.99	67
6.74	3.44	53	0.30		1.32		0.98	67
6.71	3.02	827	0.80		1.82		1.42	67

6.65	(17.33)	12,749	0.55		2.66		2.48	39
6.68	(16.99)	7,700	0.15		2.26		3.48	39
6.67	(17.10)	7	0.30		2.41		3.37	39
6.66	(17.52)	533	0.80		2.91		0.25	39

8.53	(11.97)	3,747	0.55	(e)	3.42	(e)	1.91 (e)	39
8.55	(11.67)	8,838	0.15	(e)	3.02	(e)	2.33 (e)	39
8.53	(13.77)	9	0.30	(e)	3.17	(e)	2.65 (e)	39
8.50	(14.11)	9	0.80	(e)	3.67	(e)	2.14 (e)	39

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$6.49	$0.13	(d)	$0.66	$0.79	$(0.14)	$—	$(0.14)
2011 - Institutional	6.52	0.20	(d)	0.63	0.83	(0.16)	—	(0.16)
2011 - IR	6.51	0.17	(d)	0.64	0.81	(0.15)	—	(0.15)
2011 - R	6.48	0.12	(d)	0.66	0.78	(0.14)	—	(0.14)

2010 - A	6.48	0.12	(d)	0.06	0.18	(0.17)	—	(0.17)
2010 - Institutional	6.51	0.18	(d)	0.02	0.20	(0.19)	—	(0.19)
2010 - IR	6.49	0.14	(d)	0.06	0.20	(0.18)	—	(0.18)
2010 - R	6.49	0.08	(d)	0.08	0.16	(0.17)	—	(0.17)

2009 - A	8.45	0.12	(d)	(1.72)	(1.60)	(0.16)	(0.21)	(0.37)
2009 - Institutional	8.47	0.20	(d)	(1.77)	(1.57)	(0.18)	(0.21)	(0.39)
2009 - IR	8.45	0.19	(d)	(1.78)	(1.59)	(0.16)	(0.21)	(0.37)
2009 - R	8.42	0.04	(d)	(1.64)	(1.60)	(0.12)	(0.21)	(0.33)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.52)	(1.23)	(0.25)	(0.07)	(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.50)	(1.20)	(0.26)	(0.07)	(0.33)
2008 - IR (Commenced November 30, 2007)	10.21	0.30		(1.73)	(1.43)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.30		(1.77)	(1.47)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)	rate

$7.14	12.06%	$9,767	0.55%		1.93%		1.77%	58%
7.19	12.68	1,821	0.15		1.53		2.63	58
7.17	12.40	8	0.30		1.68		2.27	58
7.12	11.86	645	0.80		2.18		1.65	58

6.49	2.66	7,769	0.55		2.07		1.78	63
6.52	2.94	3,605	0.15		1.67		2.68	63
6.51	2.97	8	0.30		1.82		1.99	63
6.48	2.38	402	0.80		2.32		1.19	63

6.48	(17.91)	6,435	0.55		3.41		2.24	36
6.51	(17.53)	7,314	0.15		3.01		3.45	36
6.49	(17.77)	7	0.30		3.16		3.31	36
6.49	(18.08)	198	0.80		3.66		0.73	36

8.45	(12.73)	1,751	0.55	(e)	3.64	(e)	1.83 (e)	32
8.47	(12.43)	8,760	0.15	(e)	3.24	(e)	2.26 (e)	32
8.45	(14.43)	9	0.30	(e)	3.39	(e)	2.59 (e)	32
8.42	(14.77)	9	0.80	(e)	3.89	(e)	2.08 (e)	32

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$6.42	$0.13	(d)	$0.67	$0.80	$(0.15)	$—	$(0.15)
2011 - Institutional	6.46	0.20	(d)	0.63	0.83	(0.17)	—	(0.17)
2011 - IR	6.45	0.15	(d)	0.66	0.81	(0.16)	—	(0.16)
2011 - R	6.41	0.11	(d)	0.67	0.78	(0.12)	—	(0.12)

2010 - A	6.42	0.11	(d)	0.03	0.14	(0.14)	—	(0.14)
2010 - Institutional	6.44	0.15	(d)	0.03	0.18	(0.16)	—	(0.16)
2010 - IR	6.43	0.13	(d)	0.04	0.17	(0.15)	—	(0.15)
2010 - R	6.43	0.01	(d)	0.10	0.11	(0.13)	—	(0.13)

2009 - A	8.40	0.10	(d)	(1.74)	(1.64)	(0.09)	(0.25)	(0.34)
2009 - Institutional	8.43	0.18	(d)	(1.82)	(1.64)	(0.10)	(0.25)	(0.35)
2009 - IR	8.41	0.17	(d)	(1.81)	(1.64)	(0.09)	(0.25)	(0.34)
2009 - R	8.38	0.14	(d)	(1.79)	(1.65)	(0.05)	(0.25)	(0.30)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.57)	(1.28)	(0.25)	(0.07)	(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.54)	(1.24)	(0.26)	(0.07)	(0.33)
2008 - IR (Commenced November 30, 2007)	10.21	0.30		(1.77)	(1.47)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.29		(1.79)	(1.50)	(0.26)	(0.07)	(0.33)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)	rate

$7.07	12.35%	$4,022	0.55%		2.48%		1.71%	47%
7.12	12.77	1,265	0.15		2.08		2.63	47
7.10	12.48	8	0.30		2.23		2.01	47
7.07	12.08	184	0.80		2.73		1.47	47

6.42	2.08	3,080	0.55		2.56		1.67	53
6.46	2.65	5,937	0.15		2.16		2.16	53
6.45	2.52	7	0.30		2.31		1.94	53
6.41	1.68	195	0.80		2.81		0.10	53

6.42	(18.64)	2,304	0.55		4.38		1.76	28
6.44	(18.51)	7,131	0.15		3.98		3.21	28
6.43	(18.62)	7	0.30		4.13		3.09	28
6.43	(18.93)	8	0.80		4.63		2.54	28

8.40	(13.18)	501	0.55	(e)	3.79	(e)	1.74 (e)	39
8.43	(12.77)	8,716	0.15	(e)	3.39	(e)	2.13 (e)	39
8.41	(14.77)	9	0.30	(e)	3.54	(e)	2.35 (e)	39
8.38	(15.11)	8	0.80	(e)	4.04	(e)	1.87 (e)	39

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements
August 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Portfolio	Share Classes Offered	Non-diversified

All Retirement Strategies Portfolios	A, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.
The Portfolios are expected to invest primarily in a combination of domestic and international equity, fixed income and other diversifier underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Portfolios, as well as the Underlying Funds, is to value investments at market value. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV of the investment company on the valuation date.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business day. Realized gains and losses on sales of Underlying Funds are calculated using the identified cost basis. Dividend income, capital gains and return of capital distributions from Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Portfolios, which may not specifically relate to the Portfolios, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Portfolio based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service fees and Transfer Agent fees.
Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
All shares of the Underlying Funds held by the Portfolios are classified as Level 1 securities. Please refer to the Schedule of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM agreed to waive a portion of its management fee equal to 0.05% of each Portfolio’s average daily net assets through at least December 29, 2011. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Portfolio’s Class A and Class R Shares, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to Class A and Class R Shares, respectively. The Distributor at its discretion may use compensation for distribution services paid under each Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge. During the fiscal year ended August 31, 2011, Goldman Sachs advised that it retained the following approximate amount:

Front End
Sales Charge
Portfolio	Class A

Retirement Strategy 2050	$100

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

rate as follows: 0.19% of the average daily net assets for Class A, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional Shares.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Portfolio is 0.014%. These Other Expense reimbursements will remain in place through at least December 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Portfolios’ expenses.
For the fiscal year ended August 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

		Other	Total
	Management	Expense	Expense
Portfolio	Fee Waiver	Reimbursements	Reductions

Retirement Strategy 2010	$6	$191	$197

Retirement Strategy 2015	5	190	195

Retirement Strategy 2020	8	200	208

Retirement Strategy 2030	13	206	219

Retirement Strategy 2040	7	198	205

Retirement Strategy 2050	5	193	198

As of August 31, 2011, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Portfolio	Fees	Fees	Agent Fees	Total

Retirement Strategy 2010	$1	$1	$1	$3

Retirement Strategy 2015	1	1	1	3

Retirement Strategy 2020	1	2	2	5

Retirement Strategy 2030	2	4	3	9

Retirement Strategy 2040	1	2	2	5

Retirement Strategy 2050	— *	1	1	2

*	Amount is less than $500.

F. Line of Credit Facility — As of August 31, 2011, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2011, the Portfolios did not have any borrowings under the facility.

G. Other Transactions with Affiliates — As of August 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Institutional Class and Class IR Shares of the following Funds:

Portfolio	Institutional Class	Class IR

Retirement Strategy 2010	93%	100%

Retirement Strategy 2015	—	93

Retirement Strategy 2020	—	—

Retirement Strategy 2030	—	56

Retirement Strategy 2040	—	100

Retirement Strategy 2050	—	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended August 31, 2011, were as follows:

Portfolio	Purchases	Sales

Retirement Strategy 2010	$6,331,952	$14,270,296

Retirement Strategy 2015	6,247,366	10,840,335

Retirement Strategy 2020	9,728,612	13,665,550

Retirement Strategy 2030	15,856,033	13,943,807

Retirement Strategy 2040	8,572,790	10,060,653

Retirement Strategy 2050	4,816,739	10,334,194

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

Distributions paid from ordinary income	$406,888	$371,775	$464,960	$604,658	$300,011	$250,654

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

6. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2010 was as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

Distributions paid from:
Ordinary income	$441,136	$426,903	$527,299	$547,014	$396,002	$227,277
Net long-term capital gains	1,318	—	—	—	—	—

Total taxable distributions	$442,454	$426,903	$527,299	$547,014	$396,002	$227,277

As of August 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

Undistributed ordinary income — net	$65,545	$55,235	$56,894	$44,284	$35,234	$108,588
Undistributed long term capital gains	—	—	89,409	96,678	—	—

Total undistributed earnings	$65,545	$55,235	$146,303	$140,962	$35,234	$108,588

Capital loss carryforwards:(1)
Expiring 2017	—	(37,262)	—	—	(60,191)	(127,377)
Expiring 2018	(540,451)	(331,636)	—	—	(337,900)	(280,682)
Expiring 2019	(157,124)	(515,837)	—	—	(252,457)	(963,785)

Total capital loss carryforward	$(697,575)	$(884,735)	$—	$—	$(650,548)	$(1,371,844)

Unrealized losses — net	(350,812)	(621,791)	(1,232,093)	(874,217)	(995,085)	(733,267)

Total accumulated losses — net	$(982,842)	$(1,451,291)	$(1,085,790)	$(733,255)	$(1,610,399)	$(1,996,523)

(1)	Expiration occurs on August 31 of the year indicated. The Retirement Strategy 2020 and Retirement Strategy 2030 Portfolios utilized $382,410 and $267,611, respectively, of capital losses in the current fiscal year.

As of August 31, 2011, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

Tax Cost	$5,940,407	$8,334,178	$14,075,353	$25,383,708	$13,255,145	$6,251,452

Gross unrealized gain	114,626	256,686	428,177	1,277,424	588,624	154,901
Gross unrealized loss	(465,438)	(878,477)	(1,660,270)	(2,151,641)	(1,583,709)	(888,168)

Net unrealized security loss	$(350,812)	$(621,791)	$(1,232,093)	$(874,217)	$(995,085)	$(733,267)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of Underlying Fund investments.
In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from the differences in the tax treatment of dividend redesignations and differences related to the tax treatment of Underlying Fund investments.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

6. TAX INFORMATION (continued)

		Accumulated
	Accumulated	Undistributed
	Net Realized	Net Investment
Portfolio	Gain (Loss)	Income (Loss)

Retirement Strategy 2010	$(97,076)	$97,076

Retirement Strategy 2015	(73,395)	73,395

Retirement Strategy 2020	(76,095)	76,095

Retirement Strategy 2030	(58,742)	58,742

Retirement Strategy 2040	(3,174)	3,174

Retirement Strategy 2050	(1,416)	1,416

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Concentration in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Liquidity Risk — The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.
Investing in foreign markets by the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

7. OTHER RISKS (continued)

subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Retirement Strategy 2010 Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	126,114	$1,100,273	501,992	$4,060,841
Reinvestment of distributions	19,810	169,176	21,016	166,029
Shares redeemed	(487,874)	(4,208,359)	(309,012)	(2,497,613)

	(341,950)	(2,938,910)	213,996	1,729,257

Institutional Shares
Shares sold	2,711	23,053	11	85
Reinvestment of distributions	20,134	172,543	34,602	274,394
Shares redeemed	(588,122)	(5,229,482)	(538,901)	(4,300,078)

	(565,277)	(5,033,886)	(504,288)	(4,025,599)

Class IR Shares
Shares sold	—	—	1	10
Reinvestment of distributions	36	312	33	256
Shares redeemed	—	—	(1)	(10)

	36	312	33	256

Class R Shares
Shares sold	257,342	2,214,615	53,790	431,830
Reinvestment of distributions	7,524	64,179	27	217
Shares redeemed	(198,068)	(1,795,264)	(4,532)	(36,213)

	66,798	483,530	49,285	395,834

NET DECREASE	(840,393)	$(7,488,954)	(240,974)	$(1,900,252)

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2015 Portfolio				Retirement Strategy 2020 Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

151,905	$1,262,488	315,659	$2,412,364	426,936	$3,466,723	703,049	$5,227,980
17,202	140,540	18,160	136,021	35,190	280,114	34,284	248,560
(306,087)	(2,514,982)	(228,949)	(1,730,992)	(540,387)	(4,383,510)	(422,547)	(3,103,896)

(136,980)	(1,111,954)	104,870	817,393	(78,261)	(636,673)	314,786	2,372,644

74,669	603,180	28,244	211,175	193,293	1,509,019	98,490	718,892
24,584	201,345	38,537	289,801	19,689	157,513	37,992	276,203
(603,643)	(5,236,587)	(571,179)	(4,300,078)	(614,184)	(5,205,623)	(633,384)	(4,600,078)

(504,390)	(4,432,062)	(504,398)	(3,799,102)	(401,202)	(3,539,091)	(496,902)	(3,604,983)

79	656	3	25	18,271	147,578	13,842	102,839
34	275	32	239	632	5,051	34	247
—	—	(3)	(25)	(8,841)	(73,589)	(973)	(6,952)

113	931	32	239	10,062	79,040	12,903	96,134

184,961	1,469,583	18,804	142,803	92,308	725,889	32,305	237,179
3,466	28,143	112	842	2,753	21,884	316	2,289
(16,503)	(138,309)	(1,289)	(10,350)	(9,181)	(71,709)	(10,936)	(80,837)

171,924	1,359,417	17,627	133,295	85,880	676,064	21,685	158,631

(469,333)	$(4,183,668)	(381,869)	$(2,848,175)	(383,521)	$(3,420,660)	(147,528)	$(977,574)

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Retirement Strategy 2030 Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	735,729	$5,722,894	1,116,258	$7,844,983
Reinvestment of distributions	52,214	399,439	47,463	327,021
Shares redeemed	(775,293)	(6,012,622)	(708,464)	(4,952,098)

	12,650	109,711	455,257	3,219,906

Institutional Shares
Shares sold	583,849	4,320,797	182,548	1,297,065
Reinvestment of distributions	21,786	167,096	29,964	207,054
Shares redeemed	(305,381)	(2,488,266)	(929,081)	(6,419,968)

	300,254	1,999,627	(716,569)	(4,915,849)

Class IR Shares
Shares sold	1,660	12,892	6,727	49,683
Reinvestment of distributions	204	1,562	25	175
Shares redeemed	(7,675)	(61,788)	(4)	(25)

	(5,811)	(47,334)	6,748	49,833

Class R Shares
Shares sold	100,853	760,730	54,419	380,464
Reinvestment of distributions	4,493	34,327	1,853	12,764
Shares redeemed	(34,743)	(261,004)	(12,853)	(90,707)

	70,603	534,053	43,419	302,521

NET INCREASE (DECREASE)	377,696	$2,596,057	(211,145)	$(1,343,589)

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2040 Portfolio				Retirement Strategy 2050 Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

560,281	$4,259,880	688,543	$4,691,732	258,483	$1,954,606	291,151	$1,958,294
23,442	175,348	26,714	178,716	10,580	79,035	8,194	54,568
(413,968)	(3,145,580)	(511,127)	(3,479,427)	(179,523)	(1,367,779)	(178,730)	(1,211,665)

169,755	1,289,648	204,130	1,391,021	89,540	665,862	120,615	801,197

221,153	1,580,486	45,119	310,880	167,293	1,240,844	43,300	290,258
15,000	112,649	31,502	211,378	22,444	168,329	25,797	172,324
(535,762)	(4,299,932)	(648,040)	(4,327,298)	(931,501)	(7,278,126)	(256,120)	(1,611,845)

(299,609)	(2,606,797)	(571,419)	(3,805,040)	(741,764)	(5,868,953)	(187,023)	(1,149,263)

323	2,455	173	1,223	—	—	7	46
25	189	29	193	24	180	23	158
(494)	(3,860)	(4)	(27)	—	—	(7)	(46)

(146)	(1,216)	198	1,389	24	180	23	158

35,624	266,837	31,348	212,756	6,360	47,793	48,183	326,879
1,572	11,758	807	5,401	398	2,978	34	227
(8,733)	(66,339)	(610)	(4,211)	(11,131)	(82,974)	(19,048)	(128,496)

28,463	212,256	31,545	213,946	(4,373)	(32,203)	29,169	198,610

(101,537)	$(1,106,109)	(335,546)	$(2,198,684)	(656,573)	$(5,235,114)	(37,216)	$(149,298)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Retirement Strategies Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio (collectively the “Retirement Strategies Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Retirement Strategies Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the transfer agent of the Underlying Funds, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 20, 2011

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2011 (Unaudited)

As a shareholder of Class A, Institutional, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 through August 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Retirement Strategy Portfolio 2010				Retirement Strategy Portfolio 2015				Retirement Strategy Portfolio 2020				Retirement Strategy Portfolio 2030				Retirement Strategy Portfolio 2040				Retirement Strategy Portfolio 2050
				Expenses				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*
Class A
Actual	$1,000.00	$954.90		$2.73	$1,000.00	$938.90		$2.71	$1,000.00	$929.20		$2.69	$1,000.00	$917.80		$2.68	$1,000.00	$908.40		$2.67	$1,000.00	$899.50		$2.66
Hypothetical 5% return	1,000.00	1,022.41	+	2.83	1,000.00	1,022.41	+	2.83	1,000.00	1,022.41	+	2.82	1,000.00	1,022.41	+	2.82	1,000.00	1,022.41	+	2.83	1,000.00	1,022.41	+	2.83

Institutional
Actual	1,000.00	956.20		0.76	1,000.00	939.20		0.75	1,000.00	930.70		0.75	1,000.00	919.40		0.74	1,000.00	910.10		0.74	1,000.00	902.40		0.74
Hypothetical 5% return	1,000.00	1,024.43	+	0.78	1,000.00	1,024.43	+	0.78	1,000.00	1,024.43	+	0.78	1,000.00	1,024.43	+	0.79	1,000.00	1,024.43	+	0.78	1,000.00	1,024.43	+	0.78

Class IR
Actual	1,000.00	955.00		1.47	1,000.00	939.10		1.49	1,000.00	929.40		1.48	1,000.00	916.80		1.46	1,000.00	908.70		1.46	1,000.00	901.00		1.51
Hypothetical 5% return	1,000.00	1,023.70	+	1.52	1,000.00	1,023.67	+	1.56	1,000.00	1,023.67	+	1.55	1,000.00	1,023.69	+	1.54	1,000.00	1,023.68	+	1.55	1,000.00	1,023.62	+	1.61

Class R
Actual	1,000.00	953.70		3.96	1,000.00	938.50		3.93	1,000.00	927.80		3.91	1,000.00	917.60		3.89	1,000.00	907.00		3.87	1,000.00	898.30		3.85
Hypothetical 5% return	1,000.00	1,021.16	+	4.09	1,000.00	1,021.15	+	4.10	1,000.00	1,021.15	+	4.10	1,000.00	1,021.15	+	4.10	1,000.00	1,021.15	+	4.10	1,000.00	1,021.15	+	4.10

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class IR	Class R

All Retirement Strategies Portfolios	0.55%	0.15%	0.30%	0.80%

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Retirement Strategy 2010, Goldman Sachs Retirement Strategy 2015, Goldman Sachs Retirement Strategy 2020, Goldman Sachs Retirement Strategy 2030, Goldman Sachs Retirement Strategy 2040 and Goldman Sachs Retirement Strategy 2050 Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (“Underlying Funds”) by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:

(i)	the relative management fee and expense levels of the Portfolios as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Portfolios and Underlying Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the applicable Underlying Funds, information regarding commissions paid, an update on the Investment Adviser’s soft dollars practices, and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and compliance reports.
The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management teams managing some of the Underlying Funds, that had occurred in recent periods, the potential benefit to the Portfolios and the Underlying Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Portfolios, the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of each Portfolio to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Portfolio’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions. The Trustees considered whether each Portfolio had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020 and Retirement Strategy 2030 Portfolios each ranked in the top half of their respective peer groups. They also noted that the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030 and Retirement Strategy 2040 Portfolios had each outperformed their respective benchmark indices for the same period. The Independent Trustees noted that certain challenges in 2007 and 2008 still weighed on the Portfolios’ longer term performance, but observed that the Investment Adviser had taken a number of steps in response to those challenges intended to improve Portfolio performance (which included, among other things, the addition of certain Underlying Funds, which provided for broader diversification of the return sources for certain of the Portfolios), and that the changes seemed to have had a positive effect on performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a three-year history comparing each Portfolio’s expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Portfolios’ and Underlying Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels, and to waive portions of management fees paid by the Portfolios and certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.
In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for certain Underlying Funds’ breakpoint structures. The Trustees noted that the Portfolios themselves do not have breakpoints, but that the benefits of the fee breakpoints on certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amount of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit “other expenses” ratios of the Portfolios and Underlying Funds to certain amounts. They also considered the services provided to the Portfolios under the Management Agreement, the fees and expenses borne by the Underlying Funds, and the management fee waivers in place at the Portfolio level, and concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that those participating Underlying Funds also benefited from the securities lending program.

Other Benefits to the Portfolios and Their Shareholders
The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Portfolios’

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2012.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	99	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	99	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of August 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of other trusts within the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2011, the Trust consisted of 85 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Goldman Sachs Trust — Retirement Strategies Portfolios — Tax Information (Unaudited)

For the year ended August 31, 2011, 11.04%,13.30%, 15.82%, 20.53%, 24.39% and 26.84% of the dividends paid from net investment company taxable income by the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040, and Retirement Strategy 2050 Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2011, the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 Portfolio, and Retirement Strategy 2050 Portfolios designate 22.71%, 27.56%, 33.35%, 42.96%, 55.04% and 52.61%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $720.3 billion in assets under management as of June 30, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money
Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap
Growth Fund
■ Structured Large Cap
Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend
and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate
Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global
Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from a risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of August 31, 2011 and may not be representative of future investments.

Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 61068.MF.MED.TMPL/10/2011/RTMTAR11 1K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,621,427	$2,616,425	Financial Statement audits. $133,206 represents fees borne by the Funds’ adviser in 2010 in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$37,500	$110,517	Other attest services.

Tax Fees:

• PwC	$750,377	$894,197	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$1,339,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended August 31, 2011 and August 31, 2010 were approximately $787,877 and $1,004,714 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 20, 2011